UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2012

DORAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: 787-474-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreements with Certain Executive Officers

On December 26, 2012, Doral Financial Corporation and the following executive officers of Doral Financial Corporation entered into an amendment to their respective employment agreement (the “Executive Officer Employment Agreements”) with Doral Financial Corporation (the “Amendments”): Christopher Poulton, Doral Financial Corporation’s Executive Vice President—Chief Business Development Strategy Officer; Enrique Ubarri, Doral Financial Corporation’s Executive Vice President—General Legal Counsel; Robert E. Wahlman, Doral Financial Corporation’s Executive Vice President—Chief Financial and Investment Officer; and Glen Wakeman, Doral Financial Corporation’s President and Chief Executive Officer.

The purpose of entering into the Amendments was to modify the Executive Officer Employment Agreements to ensure that, in the event that severance payments were triggered in the future, the timing of severance payments thereunder comply with Section 409A of the Internal Revenue Code of 1986, as amended, in order to avoid excise taxes payable by such individuals. The Amendments did not increase any amounts to which any of Mr. Poulton, Mr. Ubarri, Mr.Wahlman or Mr. Wakeman is entitled under the respective Executive Officer Employment Agreement but did adjust the timing of certain severance payments that may be made to such individuals under the Executive Officer Employment Agreements.

The foregoing description of the Amendments does not purport to be a complete description and is qualified in its entirety by reference to the full texts of the Amendments, which are filed herewith as Exhibits 10.1-10.4, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Employment Agreement, dated as of December 26, 2012, between Doral Financial Corporation and Christopher Poulton.

10.2	Amendment No. 1 to Employment Agreement, dated as of December 26, 2012, between Doral Financial Corporation and Enrique R. Ubarri.

10.3	Amendment No. 3 to Employment Agreement, dated as of December 26, 2012, between Doral Financial Corporation and Robert E. Wahlman.

10.4	Amendment No. 1 to Employment Agreement, dated as of December 26, 2012, between Doral Financial Corporation and Glen Wakeman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: December 27, 2012	By:	/s/ Enrique R. Ubarri
	Name:	Enrique R. Ubarri
	Title:	Executive Vice President- General Counsel